                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 18, 1997

                           HIGHWOODS PROPERTIES, INC.

             (Exact name of registrant as specified in its charter)

                                   MARYLAND
                           (State of Incorporation)

                 1-13100                                 56-1871668
        (Commission File Number)             (IRS Employer Identification No.)

     3100 SMOKETREE COURT, SUITE 600                       27604
         RALEIGH, NORTH CAROLINA                         (Zip Code)
(Address of principal executive offices)

                                (919) 872-4924
             (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENT

     In September 1997, Highwoods Properties, Inc. (the "Company") retained Alston & Bird, LLP to be its counsel in connection with various matters, including securities matters. In connection therewith and in connection with the Company's Registration Statement on Form S-3, File No. 333-31183 (the "Registration Statement"), (i) attached as Exhibit 5 is the opinion of Alston & Bird LLP as to the legality of the securities registered pursuant to the Registration Statement and (ii) attached as Exhibit 8 is the opinion of Alston & Bird LLP as to certain federal tax matters described in the Registration Statement.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) The following exhibits are filed as part of this report:

          5 Opinion of Alston & Bird LLP, regarding the legality of the Securities being registered

          8 Opinion of Alston & Bird LLP, regarding certain federal tax matters

                                           SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                 HIGHWOODS PROPERTIES, INC.

                 /S/  CARMAN J. LIUZZO
                 ---------------------------------------
                 Carman J. Liuzzo
                     Vice President and Chief Financial
                      Officer

                 Date: September 18, 1997